                                                                Exhibit 23.1


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 19, 1999, except for Note 15, as to which the date is October 15, 1999, in the Registration Statement (Amendment No. 1 to Form S-1 No. 333-89181) and related Prospectus of Optio Software, Inc.


                                                /s/ Ernst & Young LLP
                                                -------------------------
                                                 Ernst & Young LLP


Atlanta, Georgia
November 18, 1999